GLOBAL HIGH INCOME DOLLAR FUND INC.                            SEMIANNUAL REPORT

                                                                   June 15, 2000

Dear Shareholder,
We are pleased to present you with the semiannual report for the Global High Income Dollar Fund Inc. (the "Fund") for the six-month period ended April 30, 2000.

MARKET REVIEW

     Emerging-market debt outperformed developed market bonds during the reporting period, as it had during most of the previous year. As measured by the J.P. Morgan Emerging Market Bond Index Plus (EMBI+), emerging markets gained 14.42%. Developed bond markets, as measured by the Salomon Smith Barney World Government Bond Index (WGBI) gained 3.37% on a U.S. dollar, currency-hedged basis.

     High returns on defaulted Soviet debt exerted a strong influence on the EMBI+ return over the six-month period; Latin credits averaged more modest returns.

PORTFOLIO REVIEW

AVERAGE ANNUAL RETURNS, PERIODS ENDED 4/30/00

Net Asset Value Returns+                              Fund        Lipper Median*
--------------------------------------------------------------------------------
6 Months                                             12.84%           12.84%
1 Year                                               16.16            18.10
5 Years                                              14.06            15.54
Since Inception (10/8/93)                             9.53              N/A
--------------------------------------------------------------------------------

Market Price Returns+                                 Fund        Lipper Median*
--------------------------------------------------------------------------------
6 Months                                             12.93%            5.00%
1 Year                                               17.82            -1.15
5 Years                                              14.07            12.74
Since Inception (10/8/93)                             7.96              N/A
--------------------------------------------------------------------------------

* Lipper Emerging Market Debt Funds Median. Lipper Peer Group data calculated by Lipper Inc.; used with permission. Lipper total return methodology compares a fund's NAV (or market price in the case of market price returns) at the beginning and end of a period, with the result being expressed as a percent change of the beginning net asset value (or market price). The net asset value (or market price) is adjusted to reflect the compounding effect of reinvesting income dividends as well as capital gains distributions, if any. Distributions are reinvested on the ex-dividend date at the ex-dividend NAV (or market price on the pay date). Lipper total returns do not reflect any commissions. The Lipper Median is the return of the fund that places in the middle of the peer group.

+ Past performance is no guarantee of future results. The Fund's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. NAV and market price returns for periods of one year or less are cumulative. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates. Market price return assumes dividends were reinvested under the Dividend Reinvestment Plan. Returns do not reflect any commissions and are not representative of the performance of an individual investment.

GLOBAL HIGH INCOME DOLLAR FUND INC.

Investment Goals:
Primarily,high level of current income; secondarily,capital appreciation

Portfolio Manager:
Stuart Waugh
Mitchell Hutchins Asset Management Inc.

Commencement:
October 8,1993

NYSE Symbol:
GHI

Dividend Payments:
Monthly

SEMIANNUAL REPORT                            GLOBAL HIGH INCOME DOLLAR FUND INC.

PORTFOLIO HIGHLIGHT

     Several of the Fund's holdings hit predefined sell-price targets during the period, and consequently we reduced those positions. Such transactions included Mexican discount bonds, Moroccan loans and Bulgarian Brady bonds. Additionally, the Fund benefited when we tendered for cash the Fund's holdings in Televisa SA, a Mexican media company.

     During the period we reduced the Fund's holdings in Polish Brady bonds, which we felt had become less attractive due to Poland's poor balance of payments performance. We reinvested a portion of the proceeds into Polish zloty-denominated government bonds, which are perhaps more risky than the Brady bonds but have a better risk-return profile. Net proceeds of these transactions left the Fund with a cash balance, which we are looking to invest.

OUTLOOK

     After the crisis of 1998, the emerging market debt sector has enjoyed a period of steadily appreciating prices with relatively few episodes of price correction. Credit developments generally have been positive. Brazil has achieved the targets specified in its International Monetary Fund program. Mexico's macroeconomic performance has remained stable enough to earn an investment grade rating from Moody's. And higher oil prices have contributed to improved balance of payments performance for many countries within the sector.

     However, present valuations are not without risks. We believe such risks include the escalating civil war in Colombia and related risks to the Andean region. The continuing recession in Argentina--and the lack of policy responses available to the government to prevent further deterioration in its fiscal accounts--ultimately threatens the country's ability to continue to meet its debt obligations, especially in the context of rising U.S. interest rates.

     The overall global recovery with as yet only moderate inflation continues to present a favorable background for the emerging-market debt sector. We continue to maintain core holdings in stable or improving sovereign credits like Brazil, Korea, Morocco, Panama, Tunisia and Trinidad and Tobago. We reduced positions in Mexican sovereign debt to market weight because of price appreciation but intend to maintain substantial holdings there.

GLOBAL HIGH INCOME DOLLAR FUND INC.                            SEMIANNUAL REPORT

PORTFOLIO STATISTICS

Currency Exposure*                 4/30/00                              10/31/99
--------------------------------------------------------------------------------
U.S. Dollar Denominated              95.6%    U.S. Dollar Denominated      94.1%
Total Foreign Currency                4.4     Total Foreign Currency        5.9
--------------------------------------------------------------------------------
Total                               100.0     Total                       100.0


Top Ten Countries*                 4/30/00                              10/31/99
--------------------------------------------------------------------------------
Mexico                               20.5%    Mexico                       23.1%
Brazil                               12.6     Brazil                       13.8
Russia                                7.2     Poland                        8.4
Poland                                4.8     Argentina                     5.0
Panama                                4.5     Bulgaria                      5.0
Venezuela                             4.4     Venezuela                     4.8
Malaysia                              4.2     Morocco                       4.7
Argentina                             3.9     Korea                         4.5
Morocco                               3.5     Panama                        3.9
Korea                                 3.0     Philippines                   3.6
--------------------------------------------------------------------------------
Total                                68.6     Total                        76.8


Credit Quality*                                  4/30/00                10/31/99
--------------------------------------------------------------------------------
A1/P1                                              11.9%                    3.2%
A                                                   2.6                     3.8
BBB                                                16.0                    17.9
BB                                                 33.2                    44.5
B                                                  26.2                    24.6
Non-Rated                                           3.0                     3.4
Below B                                             2.1                     0.6
Selective Default**                                 5.0                     2.0
--------------------------------------------------------------------------------
Total                                             100.0                   100.0

**   Relates to the Fund's Soviet Union position.

Characteristics+                                 4/30/00                10/31/99
--------------------------------------------------------------------------------
Net Asset Value                                  $ 14.64                 $ 13.66
Market Price                                     $ 12.19                 $ 11.50
12-Month Dividend                                $1.3514                 $1.4043
Current Month Dividend                           $0.1364                 $0.1000
Net Assets ($mm)                                 $ 297.3                 $ 284.3
Weighted Average Maturity                     12.9 years              15.1 years
--------------------------------------------------------------------------------
+    Prices and other characteristics will vary over time.

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

SEMIANNUAL REPORT                            GLOBAL HIGH INCOME DOLLAR FUND INC.

SHARE REPURCHASES

     On December 20, 1999, the Fund announced that its Board of Directors had authorized the Fund to repurchase up to an additional 10% of its outstanding shares of common stock. As a result of this, and an earlier share repurchase program, the Fund had repurchased 2,425,000 shares as of April 30, 2000, representing roughly 11.7% of its shares outstanding on December 20, 1999.

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a Quarterly Review on Global High Income Dollar Fund Inc. or a fund in the PaineWebber Family of Funds,1 please contact your Financial Advisor.

Sincerely,

/s/ MARGO ALEXANDER                      /s/ BRIAN M. STORMS

MARGO ALEXANDER                          BRIAN M. STORMS
Chairman and Chief Executive Officer     President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.

/s/ STUART WAUGH

STUART WAUGH
Managing Director
Mitchell Hutchins Asset Management Inc.
Portfolio Manager
Global High Income Dollar Fund Inc.

     This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended April 30, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

1 Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

Global High Income Dollar Fund Inc.
Portfolio of Investments                              April 30, 2000 (unaudited)

  Principal
   Amount                                     Maturity           Interest
    (000)                                      Dates              Rates          Value
 -----------                            -------------------- ---------------- ------------

 LONG - TERM DEBT SECURITIES -- 88.24%
 Algeria -- 1.01%
 $     4,000 The People's Democratic
              Republic of Algeria
              Loan Participation,
              Tranche 3 (Chase
              Manhattan Bank)(1)(2)..         03/04/10             7.188%     $  3,000,000
                                                                              ------------
 Argentina -- 3.86%
 ARS   3,050 Republic of Argentina...         02/12/07            11.750         2,723,991
 $     9,000 Republic of Argentina...   04/07/09 to 01/30/17 11.375 to 11.750    8,748,000
                                                                              ------------
                                                                                11,471,991
                                                                              ------------
 Brazil -- 12.58%
       4,430 Federal Republic of
              Brazil.................         10/15/09            14.500         4,667,005
       7,676 Federal Republic of
              Brazil, DCB............         04/15/12             7.438+        5,526,720
      21,300 Federal Republic of
              Brazil, DISC...........         04/15/24             7.375+       16,454,250
       2,700 Federal Republic of
              Brazil, EXIT...........         09/15/13             6.000         1,863,000
       5,000 Federal Republic of
              Brazil, NMB............         04/15/09             7.438+        4,100,000
       7,500 Federal Republic of
              Brazil, PAR............         04/15/24             5.750++       4,781,250
                                                                              ------------
                                                                                37,392,225
                                                                              ------------
 Bulgaria -- 2.57%
      11,000 Republic of Bulgaria,
              FLIRB..................         07/28/12             2.750++       7,645,000
                                                                              ------------
 Chile -- 1.00%
       3,000 CIA de Telecom de Chile,
              S.A. ..................         01/01/06             8.375         2,977,800
                                                                              ------------
 Costa Rica -- 1.19%
       3,500 Republic of Costa Rica..         05/15/09             9.335         3,526,250
                                                                              ------------
 El Salvador -- 1.43%
       4,170 Republic of El
              Salvador(1)............         08/15/06             9.500         4,253,400
                                                                              ------------
 Hungary -- 0.93%
 HUF 760,000 Republic of Hungary.....         06/12/01            13.500         2,765,348
                                                                              ------------
 Korea -- 3.00%
 $     8,660 Republic of Korea.......         04/15/08             8.875         8,930,192
                                                                              ------------
 Mexico -- 20.52%
       4,000 Alestra S.A. de C.V. ...         05/15/06            12.125         3,960,000
       2,310 Coca-Cola Femsa, S.A. de
              C.V. ..................         11/01/06             8.950         2,298,450
       3,000 Grupo Industrial
              Durango, S.A. de C.V. .         07/15/01            12.000         3,045,000
       5,700 Grupo Televisa, S.A. de
              C.V.(a) ...............         05/15/08           0/13.250@       5,600,250
       6,250 Mexican Multi Year
              Refinance Loan
              Participation
              (Salomon Brothers)(1)(2)        03/20/05             7.000+        5,937,500
       3,000 Pemex Finance LTD(1)....         11/15/18             9.150         3,054,600
      15,068 United Mexican States...   04/06/05 to 05/15/26 9.750 to 11.500    17,441,660

Global High Income Dollar Fund Inc.

  Principal
   Amount                                     Maturity          Interest
    (000)                                      Dates             Rates           Value
 -----------                            -------------------- --------------   ------------

 LONG - TERM DEBT SECURITIES --
  (continued)
 Mexico -- (concluded)
 $    17,126 United Mexican States,
              DISC(3)................         12/31/19       6.836 to 6.943%+ $ 16,783,480
       3,500 United Mexican States,
              PAR(4).................         12/31/19            6.250          2,878,750
                                                                              ------------
                                                                                60,999,690
                                                                              ------------
 Malaysia -- 4.23%
       7,176 Petroliam Nasional
              Berhad.................   10/18/06 to 10/15/26 7.125 to 7.625      6,431,725
       6.005 Republic of Malaysia....         05/01/09            8.750          6,155,125
                                                                              ------------
                                                                                12,586,850
                                                                              ------------
 Morocco -- 3.54%
       2,202 Kingdom of Morocco Loan
              Participation, Tranche
              A (Chase Manhattan
              Bank)(1)(2)............         01/01/09            6.844+         1,964,842
       9,590 Kingdom of Morocco Loan
              Participation, Tranche
              A (Morgan Guaranty
              Trust)(1)(2)...........         01/01/09            6.844+         8,559,472
                                                                              ------------
                                                                                10,524,314
                                                                              ------------
 Panama -- 4.45%
       7,308 Republic of Panama......         04/01/29            9.375          6,869,520
       7,913 Republic of Panama, PDI.         07/17/16            7.063+         6,370,205
                                                                              ------------
                                                                                13,239,725
                                                                              ------------
 Peru -- 2.83%
       5,000 Republic of Peru, FLIRB.         03/07/17            3.750++        3,050,000
       8,000 Republic of Peru, PDI...         03/07/17            4.500++        5,350,000
                                                                              ------------
                                                                                 8,400,000
                                                                              ------------
 Philippines -- 2.31%
       7,179 Republic of Philippines.         10/21/24            9.500          6,873,892
                                                                              ------------
 Poland -- 4.82%
       3,000 PTC International
              Finance II S.A.........         12/01/09           11.250          2,985,000
 PLN  23,780 Republic of Poland......   06/12/02 to 02/12/03     12.000          4,878,847
 $     7,200 Republic of Poland, PDI.         10/27/24            6.000++        6,471,000
                                                                              ------------
                                                                                14,334,847
                                                                              ------------
 Russia -- 7.18%
      14,308 Russian IAN(b)..........         12/15/15            6.906+         3,934,589
       4,200 Russia Federation.......         06/24/28           12.750          3,402,000
       8,800 Russia Federation*......         03/31/30            2.250++        2,959,000
      22,080 Russian Principal Loan
              (Chase Manhattan
              Bank)(1)(2)(b).........         12/15/20            6.906+         6,044,400
      18,300 Russian Principal Loan
              (Morgan Guaranty
              Trust)(1)(2)(b)........         12/15/20            6.063+         5,009,625
                                                                              ------------
                                                                                21,349,614
                                                                              ------------
 Trinidad & Tobago -- 2.64%
       3,000 Republic of Trinidad and
              Tobago(1)..............         10/03/04           11.750          3,225,000
       4,500 Republic of Trinidad and
              Tobago.................         10/01/09            9.875          4,635,000
                                                                              ------------
                                                                                 7,860,000
                                                                              ------------

Global High Income Dollar Fund Inc.

  Principal
   Amount                                         Maturity       Interest
    (000)                                          Dates          Rates      Value
 -----------                                -------------------- -------- ------------

 LONG - TERM DEBT SECURITIES --
  (concluded)
 Tunisia -- 1.92%
 $     6,500 Banque Centrale de Tunisie..         09/19/27         8.250% $  5,703,750
                                                                          ------------
 Turkey -- 1.79%
       5,000 Republic of Turkey..........   11/05/04 to 01/15/30  11.875     5,322,213
                                                                          ------------
 Venezuela -- 4.44%
      11,710 Republic of Venezuela.......         09/15/27         9.250     7,482,690
       8,175 Republic of Venezuela,
              PAR(5).....................         03/31/20         6.750     5,702,062
                                                                          ------------
                                                                            13,184,752
                                                                          ------------
 Total Long-Term Debt Securities (cost --
   $256,262,620)..........................                                 262,341,853
                                                                          ------------
 U.S. GOVERNMENT AGENCY OBLIGATIONS --
  9.07%
      15,000 Federal Home Loan Bank
              Discount Notes.............         05/11/00       5.436**    14,977,350
      12,000 Federal Home Loan Mortgage
              Corporation Discount Notes.         05/02/00       5.469**    11,998,177
                                                                          ------------
 Total U.S. Government Agency Obligations
  (cost -- $26,975,527)...................                                  26,975,527
                                                                          ------------
 REPURCHASE AGREEMENT -- 1.34%
       3,975 Repurchase agreement dated
              04/28/00 with Dresdner
              Bank,
              collateralized by $3,286,000
              U.S. Treasury Notes, 8.000%
              due 11/15/21 (value --
               $4,055,688); proceeds:
              $3,976,885
              (cost -- $3,975,000).......         05/01/00         5.690     3,975,000
                                                                          ------------
 Total Investments (cost --
   $287,213,147) -- 98.65%................                                 293,292,380
 Other assets in excess of liabilities --
  1.35%...................................                                   3,997,202
                                                                          ------------
 Net Assets -- 100.00%....................                                $297,289,582
                                                                          ============

---------
Note: The Portfolio of Investments is listed by the issuer's country of origin
+     Reflects rate at April 30, 2000 on variable rate instruments
++    Reflects rate at April 30, 2000 on step coupon rate instruments
@ Current coupon rate is 0% on step up rate. Subsequent to 05/15/01 rate will change to 13.250%.
*     Security was purchased on when-issued basis
**    Interest rates shown are discount rates at date of purchase
(1)   Illiquid securities represent 13.8% of net assets
(2) Participation interest was acquired through the financial institution indicated parenthetically
(3) With an additional 26,347,000 recoverable rights attached maturing on 06/30/03 with no market value
(4) With an additional 3,500,000 warrants attached maturing on 06/03/03 with no market value
(5) With an additional 40,875 warrants attached maturing on 4/15/20 with no market value
(a)   Per agreement, security will be tendered
(b)   Interest in default
ARS   Argentine Peso
DCB   Debt Conversion Bond
DISC  Discount Bond
EXIT  Investment Bond
FLIRB Front-loaded Interest Reduction Bond
HUF   Hungary Forint
IAN   Interest Arrears Note
NMB   New Money Bond
PAR   Par Bond
PDI   Past Due Interest Bond
PLN   Polish Zloty

Global High Income Dollar Fund Inc.
Forward Foreign Currency Contracts

                                                                    Unrealized
               Contract to Deliver  In Exchange For  Maturity Date Appreciation
               ------------------- ----------------- ------------- ------------
U.S. Dollars..      2,979,418      KRW 3,311,623,000   05/30/000      $5,005

---------
KRW Korean Won

Investments By Type of Issuer

                                               Percentage of Net Assets
                                               ----------------------------
                                                Long-term       Short-term
                                               ------------    ------------
       Government and other public issuers....          80.20%        --
       U.S. Government Agency Obligations.....        --                 9.07%
       Telecom................................           3.34         --
       Broadcasting...........................           1.88         --
       Repurchase agreement...................        --                 1.34
       Oil/Gas................................           1.03         --
       Industrial.............................           1.02         --
       Beverage/Bottling......................           0.77         --
                                                 ------------    ------------
                                                        88.24%          10.41%
                                                 ============    ============



                 See accompanying notes to financial statements

Global High Income Dollar Fund Inc.
Statement of Assets and Liabilities                   April 30, 2000 (unaudited)

Assets
Investments in securities, at value (cost -- $287,213,147)....... $293,292,380
Cash.............................................................           54
Receivable for investments and foreign currency sold.............   10,998,588
Interest receivable..............................................    5,249,739
Unrealized appreciation on forward currency contracts............        5,005
Other assets.....................................................        4,146
                                                                  ------------
Total assets.....................................................  309,549,912
                                                                  ------------
Liabilities
Payable for investments purchased................................   11,458,345
Payable for shares of capital stock repurchased..................      346,104
Payable to investment adviser and administrator..................      309,234
Accrued expenses and other liabilities...........................      146,647
                                                                  ------------
Total liabilities................................................   12,260,330
                                                                  ------------
Net Assets
Capital stock -- $0.001 per value; total authorized shares --
  100,000,000; 20,311,667 shares issued and outstanding..........  301,291,735
Distributions in excess of net investment income.................   (2,059,034)
Accumulated net realized loss from investment and foreign
 currency transactions...........................................   (7,935,077)
Net unrealized appreciation of investments, other assets,
 liabilities and forward contracts denominated in foreign
 currencies......................................................    5,991,958
                                                                  ------------
Net assets....................................................... $297,289,582
                                                                  ============
Net asset value per share........................................ $      14.64
                                                                  ============


                 See accompanying notes to financial statements

Global High Income Dollar Fund Inc.
Statement of Operations

                                                                     For the
                                                                    Six Months
                                                                       Ended
                                                                  April 30, 2000
                                                                   (unaudited)
                                                                  --------------
Investment Income:
Interest (net of foreign withholding taxes of $2,382)............  $14,763,590
                                                                   -----------
Expenses:
Investment advisory and administration...........................    1,856,841
Custody and accounting...........................................      114,768
Reports and notices to shareholders..............................       22,996
Legal and audit..................................................       27,304
Transfer agency fees.............................................       12,691
Directors' fees..................................................        5,250
Other expenses...................................................        1,289
                                                                   -----------
                                                                     2,041,139
                                                                   -----------
Net Investment Income............................................   12,722,451
                                                                   -----------
Realized and unrealized gains (losses) from investment
 activities:
Net realized gains (losses) from:
 Investment transactions.........................................    2,231,564
 Foreign currency transactions...................................     (188,638)
Net change in unrealized appreciation/depreciation of:
 Investments.....................................................   19,656,695
 Other assets, liabilities and forward contracts denominated in
  foreign currencies.............................................      (36,427)
                                                                   -----------
Net realized and unrealized gains from investment activities.....   21,663,194
                                                                   -----------
Net increase in net assets resulting from operations.............  $34,385,645
                                                                   ===========


                 See accompanying notes to financial statements

Global High Income Dollar Fund Inc.
Statement of Changes in Net Assets

                                                   For the
                                                  Six Months
                                                    Ended        For the Year
                                                April 30, 2000      Ended
                                                 (unaudited)   October 31, 1999
                                                -------------- ----------------
From operations:
Net investment income..........................  $ 12,722,451    $ 23,924,757
Net realized gains (losses) on investment
 transactions..................................     2,231,564      (9,435,714)
Net realized gains (losses) from foreign
 currency transactions.........................      (188,638)        604,250
Net change in unrealized
 appreciation/depreciation of:
 Investments...................................    19,656,695      25,641,962
 Other assets, liabilities and forward
  contracts denominated in foreign currencies..       (36,427)        257,104
                                                 ------------    ------------
Net increase in net assets resulting from
 operations....................................    34,385,645      40,992,359
                                                 ------------    ------------
Dividends and distributions to stockholders:
From net investment income.....................   (15,456,599)    (23,852,464)
From net realized gains from investment
 transactions..................................       --           (6,829,547)
                                                 ------------    ------------
Total dividends and distributions to
 stockholders..................................   (15,456,599)    (30,682,011)
                                                 ------------    ------------
Capital stock transactions:
Cost of shares repurchased.....................    (5,905,846)    (20,111,126)
                                                 ------------    ------------
Net increase (decrease) in net assets..........    13,023,200      (9,800,778)
                                                 ------------    ------------
Net Assets:
Beginning of period............................   284,266,382     294,067,160
                                                 ------------    ------------
End of period (including undistributed net
 investment income of $675,114 at October 31,
 1999).........................................  $297,289,582    $284,266,382
                                                 ============    ============


                 See accompanying notes to financial statements

Notes to Financial Statements (unaudited)

Organization and Significant Accounting Policies
 Global High Income Dollar Fund Inc. (the "Fund") was incorporated in the State of Maryland on February 23, 1993 and is registered with the Securities and Ex-change Commission as a closed-end, non-diversified management investment compa-ny. The Fund's primary investment objective is to achieve a high level of cur-rent income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.
 The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assump-tions that affect the reported amounts and disclosures in the financial state-ments. Actual results could differ from those estimates. The following is a summary of significant accounting policies:
 Valuation of Investments--The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on com-parable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are val-ued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorpo-rated ("PaineWebber") and investment adviser and administrator of the Fund. If a market value is not available from an independent pricing source for a par-ticular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "board"). The amortized cost method of valuation, which approximates market value, gener-ally is used to value short-term debt instruments with sixty days or less re-maining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued weekly in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.
 Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the board.
 Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including ac-crued interest, is at least equal to the repurchase price. In the event of de-fault of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under cer-tain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.
 Investment Transactions and Investment Income--Investment transactions are re-corded on the trade date. Realized gains and losses from investments and for-eign exchange transactions are calculated on the identified cost method. Inter-est

Notes to Financial Statements (unaudited)

income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.
 Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period; and
(2) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.
 Although the net assets and the market value of the Fund's portfolio are pre-sented at the foreign exchange rates at the end of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when deter-mining the gain or loss upon the sale or maturity of foreign currency-denomi-nated debt obligations pursuant to federal income tax regulations. Certain for-eign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with federal income tax regulations.
 Forward Foreign Currency Contracts--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward currency contracts to enhance income.
 The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or main-tain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consumma-tion of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.
 Risks may arise with respect to entering into forward contracts from the po-tential inability of counterparties to meet the terms of their forward con-tracts and from unanticipated movements in the value of foreign currencies rel-ative to the U.S. dollar.
 Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.
 Dividends and Distributions--Dividends and distributions to stockholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differ-ences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
Concentration of Risk
 Investing in securities of foreign issuers and currency transactions may in-volve certain considerations and risks not typically associated with invest-ments in the United States. These risks include revaluation of currencies, ad-verse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific in-dustry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. compa-nies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt

Notes to Financial Statements (unaudited)

securities held by the Fund to meet their obligations may be affected by eco-nomic and political developments particular to a specific industry, country or region.
Investment Adviser and Administrator
 The Fund's board of directors has approved an Investment Advisory and Adminis-tration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund's average weekly net assets. At April 30, 2000, the Fund owed Mitchell Hutchins $309,234 investment advisory and administration fees.
Security Lending
 The Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government se-curities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accord-ingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights, however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail fi-nancially. The Fund receives compensation, which is included in interest in-come, for lending its securities from interest earned on the cash or U.S. gov-ernment securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. During the six months ended April 30, 2000, the Fund did not lend securities.
Investments in Securities
 For federal income tax purposes, the cost of securities owned at April 30, 2000, was substantially the same as the cost of securities for financial state-ment purposes.
 At April 30, 2000, the components of net unrealized appreciation of invest-ments were as follows:

  Gross depreciation (investments having an excess of cost over value)........................................................ $(9,781,076)
  Gross appreciation (investments having an excess of value over cost).........................................................  15,860,309
                                                                  -----------
  Net unrealized appreciation of investments..................... $ 6,079,233
                                                                  ===========

 For the six months ended April 30, 2000, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $66,344,297 and $103,279,640, respectively.
Capital Stock
 There are 100,000,000 shares of $0.001 par value capital stock authorized. Of the 20,311,667 shares outstanding at April 30, 2000 Mitchell Hutchins owned 10,921 shares.
 For the six months ended April 30, 2000, the Fund repurchased 498,600 shares of common stock at an average market price per share of $11.79 and a weighted average discount from net asset value of 18.46% per share.
 For the period September 17, 1998 (commencement of repurchase program) through April 30, 2000, the Fund repurchased 2,425,000 shares of common stock at an av-erage market price per share of $11.35 and a weighted average discount from net asset value of 15.49% per share. At April 30, 2000, paid-in-capital was reduced by the cost of $27,666,456 of capital stock repurchased.

Notes to Financial Statements (unaudited)

Federal Income Tax Status
 The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year sub-stantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

 At October 31, 1999, the Fund had a net capital loss carryforward of $9,435,714. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will ex-pire by October 31, 2007. To the extent that such losses are used to offset fu-ture net realized capital gains as provided in the regulations, it is possible that these gains will not be distributed.

Global High Income Dollar Fund Inc.
Financial Highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

                             For the
                            Six Months
                              Ended            For the Years Ended October 31,
                          April 30, 2000 -------------------------------------------------
                           (unaudited)     1999      1998       1997      1996      1995
                          -------------- --------  --------   --------  --------  --------
Net asset value,
 beginning of period....     $  13.66    $  13.02  $  15.16   $  14.99  $  13.07  $  12.83
                             --------    --------  --------   --------  --------  --------
Net investment income...         0.62        1.10      1.28       1.31      1.30      1.34
Net realized and
 unrealized gains
 (losses) from
 investments and
 foreign currency.......         1.05        0.78     (2.12)      0.13      1.89      0.21
                             --------    --------  --------   --------  --------  --------
Net increase (decrease)
 from investment
 operations.............         1.67        1.88     (0.84)      1.44      3.19      1.55
                             --------    --------  --------   --------  --------  --------
Dividends from net
 investment income......        (0.75)      (1.10)    (1.10)     (1.08)    (1.27)    (1.16)
Distributions from net
 realized gains from
 investment
 transactions...........           --       (0.30)    (0.11)        --        --        --
Distributions in excess
 of net investment
 income.................           --          --     (0.10)     (0.19)       --        --
Distributions from paid-
 in-capital.............           --          --        --         --        --     (0.15)
                             --------    --------  --------   --------  --------  --------
Total dividends and
 distributions to
 stockholders...........        (0.75)      (1.40)    (1.31)     (1.27)    (1.27)    (1.31)
                             --------    --------  --------   --------  --------  --------
Net increase in net
 asset value resulting
 from repurchase of
 common stock...........         0.06        0.16      0.01         --        --        --
                             --------    --------  --------   --------  --------  --------
Net asset value, end of
 period.................     $  14.64    $  13.66  $  13.02   $  15.16  $  14.99  $  13.07
                             ========    ========  ========   ========  ========  ========
Market value, end of
 period.................     $  12.19    $  11.50  $  11.50   $  12.81  $  12.63  $  11.63
                             ========    ========  ========   ========  ========  ========
Total investment
 return(1)..............        12.93%      13.23%    (0.70)%    11.47%    20.26%    13.65%
                             ========    ========  ========   ========  ========  ========
Ratios/Supplemental
 data:
Net assets, end of
 period (000's).........     $297,290    $284,266  $294,067   $344,612  $340,910  $297,087
Expenses to average net
 assets.................         1.37%*      1.42%     1.44%      1.42%     1.43%     1.46%
Net investment income to
 average net assets.....         8.57%*      8.27%     8.55%      8.24%     9.18%    10.76%
Portfolio turnover rate.           24%*        33%       89%        56%       80%       71%

---------
* Annualized
(1) Total investment return is calculated assuming a purchase at market value on the first day of each period reported, reinvestment of all dividends and distributions in accordance with the Fund's Dividend Reinvestment Plan, and a sale at market value on the last day of each period reported. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than one year has not been annualized.

Global High Income Dollar Fund Inc.
General Information (unaudited)

The Fund
 Global High Income Dollar Fund Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Ex-change ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appre-ciation, to the extent consistent with its primary objective. The Fund's in-vestment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated, which has over $68 billion in asset management as of May 31, 2000.
Shareholder Information
 The Fund's NYSE trading symbol is "GHI." Comparative net asset value and mar-ket price information about the Fund is published weekly in The Wall Street Journal, New York Times and Barron's, as well as numerous other publications.
 An annual meeting of stockholders of the Fund was held on February 17, 2000. At the meeting, Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frede-ric V. Malek, Carl W. Schafer and Brian M. Storms were elected to serve as di-rectors until the next annual meeting of stockholders, or until their succes-sors are elected and qualified.

                                                                      Shares
                                                         Shares      Withhold
                                                       Voted For     Authority
                                                     -------------- -----------
1. To elect ten members of its Board of Directors:
Margo N. Alexander.................................. 19,300,634.638 529,691.543
Richard Q. Armstrong................................ 19,302,926.413 527,399.768
E. Garrett Bewkes, Jr. ............................. 19,255,012.440 575,313.741
Richard R. Burt..................................... 19,296,566.049 533,760.132
Mary C. Farrell..................................... 19,297,553.638 532,772.544
Meyer Feldberg...................................... 19,308,535.748 521,790.433
George W. Gowen..................................... 19,259,544.437 570,781.744
Frederic V. Malek................................... 19,288,398.373 541,921.808
Carl W. Schafer..................................... 19,294,454.069 535,872.112
Brian M. Storms..................................... 19,302,755.748 527,570.433

                                           Shares       Shares      Shares
                                         Voted For      Against     Abstain
                                       -------------- ----------- -----------
2. Ratification of the selection of
 PricewaterhouseCoopers LLP as
 independent auditors for the current
 fiscal year.......................... 19,440,155.743 220,300.980 169,870.458

 (Broker abstentions are included within the "Shares Withhold Authority" to-tals; one share "no vote" was recorded in connection with the election of each of the directors.)

Global High Income Dollar Fund Inc.
General Information (unaudited) (concluded)

Dividend Reinvestment Plan
 The Fund has established a Dividend Reinvestment Plan (the "Plan") under which all stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such stockholders elect to receive cash. Stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Dividend Reinvestment Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.
 A stockholder may elect not to participate in the Plan or may terminate par-ticipation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate par-ticipation in the Plan, until such election is changed, will be deemed an elec-tion by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.
 Additional shares of common stock acquired under the Dividend Reinvestment Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with its Dividend Reinvestment Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with re-spect to the transfer agent's open market purchases of common stock in connec-tion with the reinvestment of distributions. The automatic reinvestment of div-idends and other distributions in shares of common stock does not relieve par-ticipants of any income tax that may be payable on such distributions.
 Additional information regarding the Plan may be obtained from, and all corre-spondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.
Distribution Policy
 The Fund's board adopted a managed distribution policy in December 1999, which means that the Fund will make regular monthly distributions at an annualized rate equal to 11% of the Fund's net asset value, as determined as of the last trading day during the first week of that month (usually a Friday, unless the New York Stock Exchange is closed that Friday). Prior to December 20, 1999, the Fund's distributions varied based on the Fund's net investment income and real-ized capital gains or losses.
 To the extent that the Fund's taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset val-ue, the Fund would distribute that excess near the end of the fiscal year. If the aggregate amount distributed by the Fund (based on a fixed percentage of its net asset value) exceeds its taxable income, the amount of that excess would constitute a return of capital for tax purposes.
 Monthly distributions based on a fixed percentage of the Fund's net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year, and the Fund has applied to the Securities and Exchange Commission to enable this change. The Fund's board will annually reassess the annualized percentage of net assets at which the Fund's monthly distributions will be made.

DIRECTORS

E. Garrett Bewkes, Jr.         Meyer Feldberg
Chairman                       George W. Gowen
                               Frederic V. Malek
Margo N. Alexander             Carl W. Schafer
Richard Q. Armstrong           Brian M. Storms
Richard R. Burt
Mary C. Farrell


PRINCIPAL OFFICERS

Margo N. Alexander             Dennis L. McCauley
President                      Vice President

Dianne E. O'Donnell            Stuart Waugh
Vice President and Secretary   Vice President

Paul H. Schubert
Vice President and Treasurer


INVESTMENT ADVISER
AND ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019






This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

                                          ------------------------------
                                          GLOBAL HIGH
                                          INCOME DOLLAR
                                          FUND INC.

                                          SEMIANNUAL REPORT

           PaineWebber
(C)2000 PaineWebber Incorporated
      All Rights Reserved.
           Member SIPC                    APRIL 30, 2000